THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON APRIL 21, 1999 UNLESS EXTENDED OR TERMINATED (THE "EXPIRATION DATE").

                             LETTER OF TRANSMITTAL

                             THERMWOOD CORPORATION

                               OFFER TO EXCHANGE
 UP TO $8,250,000 AGGREGATE PRINCIPAL AMOUNT OF ITS 12% SUBORDINATED DEBENTURES DUE 2014 FOR UP TO 750,000 SHARES OF ITS OUTSTANDING COMMON STOCK, NO PAR VALUE

                PURSUANT TO THE PROSPECTUS DATED MARCH 16, 1999

                 The Exchange Agent for the Exchange Offer is:
                   AMERICAN STOCK TRANSFER AND TRUST COMPANY

        By Mail, Hand or Overnight Courier:                    Facsimile Transmission Number
                  40 Wall Street                               (Eligible Institutions only):
             New York, New York 10005                                 (718) 234-5001
            (If by Mail, Registered or                             To Confirm Facsimile
            Certified Mail Recommended)                          or for Information Call:
                                                                      (718) 921-8200

DELIVERY OF THIS LETTER OF TRANSMITTAL (THE "LETTER OF TRANSMITTAL") TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID TENDER OF THE THERMWOOD CORPORATION SHARES OF COMMON STOCK, NO PAR VALUE (THE "SHARES").

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED AND SIGNED.
--------------------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED

---------------------------------------------------------------------------------------------------------------------------------
                                                                                   CERTIFICATE(S) TENDERED
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                    (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                         TOTAL NUMBER
                                                                                          OF SHARES                NUMBER
                                                                  CERTIFICATE            REPRESENTED             OF SHARES
                                                                   NUMBER(S)*         BY CERTIFICATE(S)          TENDERED**
                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

  * Please indicate in this column the certificate number(s) for each certificate representing Shares you desire to tender.

 ** Please indicate in this column the number of Shares you wish to tender. If nothing is indicated in this column, the total number of Shares evidenced by each certificate delivered with this Letter of Transmittal will be deemed to have been tendered.
--------------------------------------------------------------------------------

     All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Prospectus (as defined below).

     This Letter of Transmittal is to be used by registered holders of Shares ("Holders") if: (i) certificates representing Shares are to be physically delivered to the Exchange Agent by such Holders; (ii) tender of Shares is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus, dated March 16, 1999 (as the same may be amended from time to time, the "Prospectus") under the caption "The Exchange Offer -- Procedures For Tendering -- Book-Entry Transfers" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Shares or (iii) delivery of Shares is to be made according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures," and, in each case, instructions are not being transmitted through the DTC.

     Automated Tender Program. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH SUCH BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     By execution hereof, the undersigned acknowledges receipt of the Prospectus, dated March 16, 1999 (as the same may be amended from time to time, the "Prospectus"), of Thermwood Corporation, an Indiana corporation (the "Company"), and this Letter of Transmittal and the instructions hereto. The Company is offering to exchange (the "Exchange Offer") for each Share tendered to the Company in the Exchange Offer $11.00 principal amount of its 12% Subordinated Debentures due 2014 (the "Debentures"), upon the terms and subject to the conditions set forth in the Prospectus.

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the Shares indicated above. Subject to, and effective upon, the acceptance for exchange of the Shares tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Shares.

     The undersigned hereby irrevocably constitutes and appoints (the "power of attorney") the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to such Shares with full power of substitution to (i) present such Shares and all evidences of transfer and authenticity to, or transfer ownership of, such Shares on the account books maintained by the Book-Entry Transfer Facility to, or upon the order of, the Company; (ii) present such Shares for transfer of ownership on the books of the Company; (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares; and (iv) receive Debentures on behalf of the undersigned and deliver the Debentures to the undersigned or pursuant to the instructions of the undersigned as directed herein, all in accordance with the terms and conditions of the Exchange Offer as described in the Prospectus.

     The undersigned further authorizes and directs the Exchange Agent (i) to determine, in its sole and absolute discretion, whether and the time and times when, the purpose for and manner in which, any power conferred herein shall be exercised and the conditions, provisions and covenants of any instrument or document which may be executed by the Exchange Agent pursuant hereto and (ii) to do all things and perform all acts pursuant to the terms of this Exchange Offer as it may, in its sole and absolute discretion, deem appropriate, including, without limitation, to execute and deliver all certificates, receipts, instruments, letters of transmittal and other documents and papers required, contemplated by, or deemed by it appropriate in connection with this Exchange Offer to the Company, or to any other person as the Exchange Agent in its sole and absolute discretion, shall deem necessary.

     The undersigned grants the power of attorney to the Exchange Agent subject to and in consideration of the interests of the Company and Dirks & Company, Inc. (the "Solicitation Agent") and acknowledges that the power of attorney is an agency coupled with an interest and is irrevocable and not subject to termination by the undersigned or by operation of law, whether by the death or incapacity of the undersigned (or either or any of them) or by the occurrence of any other event or events (including, without limitation, the termination of any trust or estate for which the undersigned is acting as a fiduciary or fiduciaries or the dissolution or liquidation of any corporation or partnership), and the obligations of the undersigned pursuant to the Exchange Offer are similarly not subject to termination and shall remain in full force and effect during the period of the Exchange Offer and, to the extent provided in the terms of the Exchange Offer, after such period. If the undersigned should die or become incapacitated, if any such trust or estate should be terminated, if any corporation or partnership should be dissolved or liquidated, or if any other such event should occur, before the completion of the transactions contemplated by the Exchange Offer and this Letter of Transmittal, certificates representing the Shares to be exchanged by the undersigned shall be delivered by the Exchange Agent on behalf of the undersigned in accordance with the terms and conditions of the Exchange Offer and this Letter of Transmittal, and actions taken by the Exchange Agent pursuant to this Letter of Transmittal shall be as valid as if such death or incapacity, termination, dissolution, liquidation or other event had not occurred, regardless of whether or not the Exchange Agent, the Company, the Solicitation Agent, or any one of them, shall have received notice of such death, incapacity, termination, dissolution, liquidation or other event. Barry Feiner, Esq., counsel to the Company, has authority to instruct the Exchange Agent on irregularities or discrepancies in Letters of Transmittal and accompanying documents and the Exchange Agent is entitled to rely in good faith on the advice of any such person in taking actions pursuant to such instructions.

     The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Shares tendered hereby and to acquire Debentures issuable upon the exchange of such tendered Shares, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Shares, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Shares tendered hereby or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility.

     The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer -- Conditions." The undersigned recognizes that as a result of these conditions (which may be waived by the Company, in whole or in part, in the reasonable discretion of the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Shares tendered hereby and, in such event, the Shares not exchanged will be returned to the undersigned at the address shown above.

     The undersigned, if the undersigned is a beneficial holder, represents (or, if the undersigned is a broker, dealer, commercial bank, trust company or other nominee, represents) that it has received representations from the beneficial owners of the Shares (the "Beneficial Owner") stating that, if the Holder is a broker-dealer that acquired Shares as a result of market-making activities or other trading activities, it will deliver a Prospectus in connection with any resale of Debentures acquired in the Exchange Offer (but by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act).

     EACH BROKER-DEALER WHO ACQUIRED SHARES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH SHARES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF DEBENTURES PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE DEBENTURES MAY BE RESUMED, AS THE CASE MAY BE.

     EACH PARTICIPATING BROKER-DEALER SHOULD CHECK THE BOX HEREIN UNDER THE CAPTION "FOR PARTICIPATING BROKER-DEALERS ONLY" IN ORDER TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS, AND ANY AMENDMENTS AND SUPPLEMENTS THERETO, FOR USE IN CONNECTION WITH RESALES OF THE DEBENTURES, AS WELL AS ANY NOTICES FROM THE COMPANY TO SUSPEND AND RESUME USE OF THE PROSPECTUS. BY TENDERING ITS SHARES AND EXECUTING THIS LETTER OF TRANSMITTAL, EACH PARTICIPATING BROKER-DEALER AGREES TO USE ITS REASONABLE BEST EFFORTS TO NOTIFY THE COMPANY OR THE EXCHANGE AGENT WHEN IT HAS SOLD ALL OF ITS DEBENTURES. IF NO PARTICIPATING BROKER-DEALERS CHECK SUCH BOX, OR IF ALL PARTICIPATING BROKER-DEALERS WHO HAVE CHECKED SUCH BOX SUBSEQUENTLY NOTIFY THE COMPANY OR THE EXCHANGE AGENT THAT ALL THEIR DEBENTURES HAVE BEEN SOLD, THE COMPANY WILL NOT BE REQUIRED TO MAINTAIN THE EFFECTIVENESS OF THE EXCHANGE OFFER REGISTRATION STATEMENT OR TO UPDATE THE PROSPECTUS AND WILL NOT PROVIDE ANY HOLDERS WITH ANY NOTICES TO SUSPEND OR RESUME USE OF THE PROSPECTUS.

     The undersigned understands that tenders of the Shares pursuant to any one of the procedures described under "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer. All authority herein conferred or agreed to be conferred by this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors and assigns, executors, administrators and trustees in bankruptcy of the undersigned and shall survive the death or incapacity of the undersigned. Tendered Shares may be withdrawn at any time prior to 5:00 p.m. on the Expiration Date in accordance with the terms of the Exchange Offer.

     The undersigned understands that the Company will accept up to a maximum of 750,000 shares and that if tenders for more than 750,000 shares are received by the Company, the Company, after purchasing shares from Odd Lot Owners, will pro rate the number of Shares that it will acquire.

     The undersigned understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any Shares that remain outstanding subsequent to the Expiration Date in the open market, in privately negotiated transactions, through subsequent exchange offers or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

     The undersigned understands that the delivery and surrender of the Shares is not effective, and the risk of loss of the Shares does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, or a manually signed facsimile hereof, properly completed and duly executed, with any required signature guarantees, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Shares will be determined by the Company, in its sole discretion, which determination shall be final and binding.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," the undersigned hereby requests that any Shares not tendered or not accepted for exchange be issued in the name(s) of the undersigned and that Debentures be issued in the name(s) of the undersigned (or, in the case of Shares delivered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions," the undersigned hereby requests that any Shares not tendered or not accepted for exchange and Debentures be delivered to the undersigned at the address(es) shown above. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" box or "Special Delivery Instructions" box to transfer any Shares from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of such Shares so tendered.

     IN ORDER TO PROPERLY COMPLETE THIS LETTER OF TRANSMITTAL, A HOLDER MUST:

          1. COMPLETE THE BOX ENTITLED "METHOD OF DELIVERY" BY CHECKING ONE OF THE THREE BOXES THEREIN AND SUPPLYING THE APPROPRIATE INFORMATION;

          2. COMPLETE THE BOX ENTITLED "DESCRIPTION OF SHARES TENDERED;"

          3. IF SUCH HOLDER IS A PARTICIPATING BROKER-DEALER AND WISHES TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS FOR DELIVERY IN CONNECTION WITH RESALES OF DEBENTURES (AS DEFINED BELOW), CHECK THE APPLICABLE BOX;

          4. IF SUCH HOLDER OWNS LESS THAN 100 SHARES AND TENDERS ALL OF HIS OR HER SHARES, COMPLETE THE PAGE ENTITLED "ODD LOTS;"

          5. SIGN THIS LETTER OF TRANSMITTAL BY COMPLETING THE BOX ENTITLED "PLEASE SIGN BELOW;"

          6. IF APPROPRIATE, CHECK AND COMPLETE THE BOXES RELATING TO THE "SPECIAL ISSUANCE INSTRUCTIONS" AND "SPECIAL DELIVERY INSTRUCTIONS;" AND

          7. COMPLETE THE SUBSTITUTE FORM W-9.

     Each Holder should carefully read the detailed Instructions below prior to the completing this Letter of Transmittal. See "The Exchange Offer -- Procedures For Tendering" in the Prospectus.

     Holders of Shares that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through the Automated Tender Program ("ATOP"), for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's message to the Exchange Agent for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

     If Holders desire to tender Shares pursuant to the Exchange Offer and (i) certificates representing such Shares are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Holder's Shares and all other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Shares in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2 below.

     A Holder having Shares registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to accept the Exchange Offer with respect to the Shares so registered.

     THE EXCHANGE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF SHARES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE EXCHANGE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

     Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent, whose address and telephone number appear on the front cover of this Letter of Transmittal. See Instruction 11 below.

                               METHOD OF DELIVERY

[ ]  CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED
     HEREWITH.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution:
    ----------------------------------------------------------------------------

         Account Number:
    ------------------------------ Transaction Code Number:
    -----------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT PURSUANT TO INSTRUCTION 2 BELOW AND COMPLETE THE FOLLOWING:

         Name of Registered Holder(s):
    ----------------------------------------------------------------------------

              Window ticket No. (if any):
    ----------------------------------------------------------------------------

              Date of Execution of Notice of Guaranteed Delivery:
    --------------------------------------------------------

         Name of Eligible Institution that Guaranteed Delivery:
    ------------------------------------------------------------

         If Delivered by Book-Entry Transfer (yes or no):
    ------------------------------------------------------------------

         Account Number:
    ------------------------------ Transaction Code Number:
    -------------------------------------------

FOR PARTICIPATING BROKER-DEALERS ONLY

[ ] CHECK HERE AND PROVIDE THE INFORMATION REQUESTED BELOW IF YOU ARE A PARTICIPATING BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND, DURING THE NINE-MONTH PERIOD FOLLOWING THE CONSUMMATION OF THE EXCHANGE OFFER, 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO, AS WELL AS ANY NOTICES FROM THE COMPANY TO SUSPEND AND RESUME USE OF THE PROSPECTUS. BY TENDERING ITS SHARES AND EXECUTING THIS LETTER OF TRANSMITTAL, EACH PARTICIPATING BROKER-DEALER AGREES TO USE ITS REASONABLE BEST EFFORTS TO NOTIFY THE COMPANY OR THE EXCHANGE AGENT WHEN IT HAS SOLD ALL OF ITS DEBENTURES. (IF NO PARTICIPATING BROKER-DEALERS CHECK THIS BOX, OR IF ALL PARTICIPATING BROKER-DEALERS WHO HAVE CHECKED THIS BOX SUBSEQUENTLY NOTIFY THE COMPANY OR THE EXCHANGE AGENT THAT ALL THEIR DEBENTURES HAVE BEEN SOLD, THE COMPANY WILL NOT BE REQUIRED TO MAINTAIN THE EFFECTIVENESS OF THE EXCHANGE OFFER REGISTRATION STATEMENT OR TO UPDATE THE PROSPECTUS AND WILL NOT PROVIDE ANY NOTICES TO ANY HOLDERS TO SUSPEND OR RESUME USE OF THE PROSPECTUS.)

PROVIDE THE NAME OF THE INDIVIDUAL WHO SHOULD RECEIVE, ON BEHALF OF THE HOLDER, ADDITIONAL COPIES OF THE PROSPECTUS, AND AMENDMENTS AND SUPPLEMENTS THERETO, AND ANY NOTICES TO SUSPEND AND RESUME USE OF THE PROSPECTUS:

NAME:
--------------------------------------------------------------------------------

ADDRESS:
--------------------------------------------------------------------------------

TELEPHONE NO.:
--------------------------------------------------------------------------------

FACSIMILE NO.:
--------------------------------------------------------------------------------

                               PLEASE SIGN BELOW

   (TO BE COMPLETED BY ALL HOLDERS OF SHARES REGARDLESS OF WHETHER SHARES ARE
                      BEING PHYSICALLY DELIVERED HEREWITH)

     This Letter of Transmittal must be signed by the Holder(s) of Shares exactly as their name(s) appear(s) on certificate(s) for Shares or, if delivered by a participant in the Book-Entry Transfer Facility, exactly as such participant's name appears on a security position listing as the owner of Shares, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 4 below.

     If the signature appearing below is not of the record holder(s) of the Shares, then the record holder(s) must sign a valid Stock power.

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
          SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY

DATE:
--------------------------------------------------------------------------------

NAME:
--------------------------------------------------------------------------------

CAPACITY:
--------------------------------------------------------------------------------

ADDRESS:
--------------------------------------------------------------------------------

         -----------------------------------------------------------------------
                            (INCLUDING ZIP CODE)

AREA CODE AND TELEPHONE NO.:
-------------------------------------------------------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN
                                       11

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE SHARES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    NAME:
    ----------------------------------------------------------------------------

    ADDRESS:
    ----------------------------------------------------------------------------

            MEDALLION SIGNATURE GUARANTEE (SEE INSTRUCTION 4 BELOW)

       (CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION)

--------------------------------------------------------------------------------
              Name of Eligible Institution Guaranteeing Signatures

--------------------------------------------------------------------------------
Address (Including Zip Code) and Telephone Number (Including Area Code) of Firm

AUTHORIZED SIGNATURE:
--------------------------------------------------------------------------------

PRINTED NAME:
--------------------------------------------------------------------------------

TITLE:
--------------------------------------------------------------------------------

DATE:
--------------------------------------------------------------------------------

----------------------------------------------------------------
    SPECIAL ISSUANCE INSTRUCTIONS
    (SEE INSTRUCTIONS 3, 4, 5 and 7)

    To be completed ONLY if Shares not tendered or not accepted for exchange are to be issued in the name of, or Debentures are to be issued in the name of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal.
    Issue [  ] Shares
          [  ] Debentures
               (check as applicable)
    Name: --------------------------------------------------
    (Please Print)

    Address:
    ------------------------------------------------

    ------------------------------------------------
    (Include Zip Code)

    --------------------------------------------------------
    (Tax Identification or Social Security Number)
    (SEE SUBSTITUTE FORM W-9 HEREIN)

    Credit Shares not tendered or not exchanged by book-
    entry transfer to the Book-Entry Transfer Facility
    account set below:
    --------------------------------------------------------
    (Book-Entry Transfer Facility Account Number)

    Credit Debentures to the Book-Entry Transfer Facility
    account set below:
    --------------------------------------------------------
    (Book-Entry Transfer Facility Account Number)
----------------------------------------------------------------

----------------------------------------------------------------
                 SPECIAL DELIVERY INSTRUCTIONS
                   (SEE INSTRUCTIONS 4 AND 9)

    To be completed ONLY if Shares not tendered or not accepted for exchange or Debentures are to be sent to someone other than the persons whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the box entitled
    "Description of Shares" within this Letter of Transmittal.
    Issue [  ] Shares
          [  ] Debentures
               (check as applicable)

    Name: --------------------------------------------------
                         (Please Print)

                            Address:
        ------------------------------------------------
        ------------------------------------------------
                       (Include Zip Code)
----------------------------------------------------------------

                                    ODD LOTS
                              (SEE INSTRUCTION 12)

     To be completed ONLY if Shares are being tendered by or on behalf of a person who owned beneficially, as of the close of business on March 16, 1999, an aggregate of fewer than 100 shares, and who continues to own all of such Shares beneficially as of the Expiration Date.

     The undersigned either (check one box)

     [ ] Was the beneficial owner, as of the close of business on March 16, 1999 of an aggregate of fewer than 100 Shares, all of which are being tendered, or

     [ ] Is a broker, dealer, commercial bank, trust company or other nominee which:

          (a) is tendering for the beneficial owners thereof, Shares with respect to which it is the record owner, and

          (b) believes, based on representations made to it by such beneficial owners, that each such person was the beneficial owner, as of the close of business on March 16, 1999 of an aggregate of fewer than 100 Shares and is tendering all such Shares.

               INSTRUCTIONS TO LETTER OF TRANSMITTAL FORMING PART
               OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR SHARES OR BOOK-ENTRY CONFIRMATION; WITHDRAWAL OF TENDERS.

     To tender Shares in the Exchange Offer, physical delivery of certificates for Shares or confirmation of a book-entry transfer into the Exchange Agent's account with a Book-Entry Transfer Facility of Shares tendered electronically, as well as a properly completed and duly executed copy or manually signed facsimile of this Letter of Transmittal, or in the case of a book-entry transfer, an Agent's Message, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m. New York time on the Expiration Date. Tenders of Shares in the Exchange Offer may be made prior to the Expiration Date in the manner described in the preceding sentence and otherwise in compliance with this Letter of Transmittal.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OF AN AGENT'S MESSAGE TRANSMITTED THROUGH ATOP, IS AT THE ELECTION AND RISK OF THE HOLDER TENDERING SHARES. IF SUCH DELIVERY IS MADE BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF SHARES WILL BE ACCEPTED. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE MADE WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. THIS LETTER OF TRANSMITTAL, CERTIFICATES FOR THE SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT ONLY TO THE EXCHANGE AGENT, NOT TO THE COMPANY OR DTC.

     Shares tendered pursuant to the Exchange Offer may be withdrawn at any time prior to 5:00 p.m. New York time on the Expiration Date. In order to be valid, notice of withdrawal of tendered Shares must comply with the requirements set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

2.  GUARANTEED DELIVERY PROCEDURES.

     If Holders desire to tender Shares pursuant to the Exchange Offer and (i) certificates representing such Shares are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Holder's Shares and all other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of Shares in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange
Offer -- Guaranteed Delivery Procedures."

     Pursuant to the guaranteed delivery procedures:

          (i) such tender must be made by or through an Eligible Institution;

          (ii) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution at one of the addresses set forth on the cover of this Letter of Transmittal a properly completed and validly executed Notice of Guaranteed Delivery (by manually signed facsimile transmission, mail or hand delivery) in substantially the form provided with the Exchange Agent, setting forth the name(s) and address(es) of the registered Holder(s) and the Shares being tendered and stating that the tender is being made thereby and guaranteeing that, within three American Stock Exchange ("AMEX") trading days from the Expiration Date, the Letter of Transmittal (or a manually signed facsimile thereof) properly completed and duly executed, or, in the case of a book-entry transfer an Agent's Message together with certificates representing the Shares (or confirmation of book-entry transfer of such Shares into the Exchange Agent's account at a Book-Entry Transfer Facility), and any other documents required by this Letter of Transmittal and the instructions thereto, will be deposited by such Eligible Institution with the Exchange Agent; and

          (iii) this Letter of Transmittal (or a manually signed facsimile thereof), properly completed and validly executed with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, together with certificates for all Shares in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered Shares), and any other required documents must be received by the Exchange Agent within three AMEX trading days after the Expiration Date.

3.  PARTIAL TENDERS.

     If less than the all of the Shares evidenced by a submitted certificate is tendered, the tendering Holder must fill in the number tendered in the last column of the box entitled "Description of Shares" herein. All of the Shares represented by the certificates delivered to the Exchange Agent will be deemed to have been tendered, unless otherwise indicated. All Shares not tendered or not accepted for exchange will be sent (or, if tendered by book-entry transfer, returned by credit to the account at the Book-Entry Transfer Facility designated herein) to the Holder unless otherwise provided in the "Special Issuance Instructions" or "Special Delivery Instructions" boxes of this Letter of Transmittal.

4.  SIGNATURES ON THIS LETTER OF TRANSMITTAL, STOCK POWERS AND
    ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter of Transmittal is signed by the Holder(s) of the Shares tendered hereby the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in one of the Book-Entry Transfer Facilities whose name is shown as the owner of the Shares tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Shares.

     If any of the Shares tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal.

     If any tendered Shares are registered in client names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

     If this Letter of Transmittal or any certificates for Shares or Stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

     IF THIS LETTER OF TRANSMITTAL IS EXECUTED BY A PERSON OR ENTITY WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID STOCK POWER WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY A PARTICIPANT IN A RECOGNIZED MEDALLION SIGNATURE PROGRAM (A "MEDALLION SIGNATURE GUARANTOR").

     No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered Holder(s) of the Shares tendered herewith (or by a participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) and certificates for Debentures or for any Shares not tendered or not accepted for exchange are to be issued directly to such Holder(s) or, if tendered by a participant in one of the Book-Entry Transfer Facilities, any Shares not tendered or not accepted for exchange are to be credited to such participant's account at such Book-Entry Transfer Facility and neither the "Special Issuance Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed or (ii) such Shares are tendered for the account of an Eligible Institution.

     IN ALL OTHER CASES ALL SIGNATURES ON LETTERS OF TRANSMITTAL ACCOMPANYING SHARES MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR. In all such other cases (including if this Letter of Transmittal is not signed by the Holder), the Holder must either properly endorse the certificates for Shares tendered or transmit a separate, properly completed Stock power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on such Shares, and, with respect to a participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or Stock power guaranteed by a Medallion Signature Guarantor, unless such certificates or Stock powers are executed by an Eligible Institution.

     Endorsements on certificates for Shares and signatures on Stock powers provided in accordance with this Instruction 4 by registered Holders not executing this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor.

5.  SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS.

     Tendering Holders should indicate in the applicable box or boxes the name and address to which Shares not tendered or not accepted for exchange or certificates for Debentures, if applicable, are to be issued or sent, if different from the name and address of the Holder signing this Letter of Transmittal. In the case of payment to a different name, the taxpayer identification or social security number of the person named must also be indicated.

6.  TAXPAYER IDENTIFICATION NUMBER.

     Each tendering Holder is required to provide the Exchange Agent with the Holder's social security or Federal employer identification number, on Substitute Form W-9 which is provided under "Important Tax Information" below, or alternatively to establish another basis for exemption from backup withholding. A Holder must cross out Item (2) in the Certification box in Part III of Substitute Form W-9 if such Holder is subject to backup withholding.

     Failure to provide the information on the form may subject such Holder to 31% Federal backup withholding tax on any payment made to the Holder with respect to the Exchange Offer. The appropriate box in Part I of Substitute Form W-9 should be checked if the tendering or consenting Holder has not been issued a Taxpayer Identification Number ("TIN") and has either applied for a TIN or intends to apply for a TIN in the near future. If the box in Part I of Substitute Form W-9 is checked, the Holder should also sign the attached Certification of Awaiting Taxpayer Identification Number. If the Exchange Agent is not provided with a TIN within 60 days thereafter, the Exchange Agent will withhold 31% on all such payments of the Debentures until a TIN is provided to the Exchange Agent.

7.  TRANSFER TAXES.

     The Company will pay all transfer taxes applicable to the exchange and transfer of Shares pursuant to the Exchange Offer, except if (i) deliveries of certificates for Shares not tendered or not accepted for exchange are registered or issued in the name of any person other than the Holder of Shares tendered thereby, (ii) tendered certificates are registered in the name of any person other than the person signing this Letter of Transmittal or (iii) a transfer tax is imposed for any reason other than the exchange of Shares pursuant to the Exchange Offer, in which case the amount of any transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith the amount of taxes will be billed directly to such tendering Holder.

8.  IRREGULARITIES.

     All questions as to the form of all documents and the validity (including time of receipt) and acceptance of all tenders and withdrawals of Shares will be determined by the Company, in its sole discretion which determination shall be final and binding. ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF SHARES WILL NOT BE CONSIDERED VALID. The Company reserves the absolute right to reject any and all tenders of Shares that are not in proper form or the acceptance of which, in the Company's opinion, would be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Shares. The Company's interpretations of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Shares must be cured within such time as the Company determines, unless waived by the Company. Tenders of Shares shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. A defective tender (which defect is not waived by the Company or cured by the Holder) will not constitute a valid tender of Shares and will not entitle the Holder to Debentures. None of the Company, the Exchange Agent or any other person will be under any duty to give notice of any defect or irregularity in any tender or withdrawal of any Shares, or incur any liability to Holders for failure to give any such notice.

9.  WAIVER OF CONDITIONS.

     The Company reserves the right, in its reasonable discretion, to amend or waive any of the conditions to the Exchange Offer.

10.  MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES FOR SHARES.

     Any Holder whose certificates for Shares have been mutilated, lost, stolen or destroyed should write to or telephone the Exchange Agent (who is also the Company's transfer agent) at the address or telephone number set forth on the cover of this Letter of Transmittal for the Exchange Agent.

11.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering Shares and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery or other documents may be directed to the Exchange Agent, whose address and telephone number appear on the cover of this Letter of Transmittal.

12.  ODD LOTS.

     If the Company purchase less than all Shares tendered before the Expiration Date because more than 750,000 Shares are tendered, the Shares purchased first will consist of shares tendered by any stockholder who owned beneficially, as of the close of business on March 16, 1999 and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares and who tenders all of his or her Shares. This preference will not be available unless the box captioned "Odd Lots" is completed.

                           IMPORTANT TAX INFORMATION

     Under Federal income tax laws, a Holder who tenders Shares prior to receipt of the Debentures is required to provide the Exchange Agent with such Holder's correct TIN on the Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service ("IRS") and payments, including any Debentures, made to such Holder with respect to Shares exchanged pursuant to the Exchange Offer may be subject to backup withholding.

     Certain Holders (including among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on the Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8 signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. Holders are urged to consult their own tax advisors to determine whether they are exempt.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the Holder or other payee. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments, including any Debentures, made with respect to Shares exchanged pursuant to the Exchange Offer, the Holder is required to provide the Exchange Agent with (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) such Holder is exempt from backup withholding, (B) the Holder has not been notified by the IRS that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the IRS has notified the Holder that the Holder is no longer subject to backup withholding, and (ii) if applicable, an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered Holder. If the Shares are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

PAYOR'S NAME: THERMWOOD CORPORATION.

----------------------------------------------------------------------------------------------------------------------------
PAYEE INFORMATION (PLEASE PRINT OR TYPE):
----------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                         INDIVIDUAL OR BUSINESS NAME (IF JOINT ACCOUNT LIST FIRST AND CIRCLE THE NAME OF PERSON
 FORM W-9                           OR ENTITY WHOSE NUMBER YOU FURNISH IN PART 1 BELOW):
                                   -----------------------------------------------------------------------------------------
                                    CHECK APPROPRIATE BOX:  [ ] Individual/Sole proprietor [ ] Corporation [ ] Partnership
                                                             [ ] Other
                                    ----------------------------------------- _____________
                                   -----------------------------------------------------------------------------------------
                                    Address (number, street, and apt. or suite no.)
                                   -----------------------------------------------------------------------------------------
                                    City, state, and ZIP code
                                   -----------------------------------------------------------------------------------------
                                    PART I -- TAXPAYER IDENTIFICATION NUMBER ("TIN")
                                    Enter your TIN in the box at right. For individuals    ---------------------------------
                                    this is your social security number; for other         Social Security Number OR
                                    entities it is your employer identification number.    Employer Identification Number
                                    Refer to the chart in Item A on page 1 of the
                                    Guidelines for Certification of Taxpayer
                                    Identification Number on Substitute Form W-9 (the
                                    "Guidelines") for further clarification. If you do
                                    not have a TIN, see instructions on how to obtain a
                                    TIN in Item C of the Guidelines, check the
                                    appropriate box below indicating that you have
                                    applied for a TIN and, in addition to the Part III
                                    Certification, sign the attached Certification of
                                    Awaiting Taxpayer Identification Number.
                                    Applied for TIN  [ ]
 ---------------------------------------------------------------------------------------------------------------------------
                                    PART II -- PAYEES EXEMPT FROM BACKUP WITHHOLDING:
                                    Check box. (See Item B of the Guidelines for further clarification. Even if you are exempt from backup withholding, you should still complete and sign the certification below):
                                    Exempt [ ]
                                   -----------------------------------------------------------------------------------------
 REQUEST FOR                        CERTIFICATION -- YOU MUST CROSS OUT ITEM 2 BELOW IF YOU HAVE BEEN NOTIFIED BY THE
 TAXPAYER IDENTIFICATION            INTERNAL REVENUE SERVICE (THE "IRS") THAT YOU ARE CURRENTLY SUBJECT TO BACKUP
 NUMBER AND CERTIFICATION           WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURNS (SEE THE
                                    GUIDELINES FOR FURTHER CLARIFICATION).
 DEPARTMENT OF THE
 TREASURY INTERNAL REVENUE          Under penalties of perjury, I certify that:
 SERVICE
                                    (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me) and
                                    (2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the
                                        IRS has notified me that I am no longer subject to backup withholding.
 ---------------------------------------------------------------------------------------------------------------------------

 Signature
 ---------------------------------------------------------------------------------------------------------------------------  Date
 ----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under, penalties of perjury that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that I must provide a TIN to the payor within 60 days of submitting this Substitute Form W-9 and that if I do not provide a TIN to the payor within 60 days, the payor is required to withhold 31% of all reportable payments thereafter to me until I furnish the payor with a TIN.

---------------------------------------------------------
                       ---------------------------------------------------------
                 Signature                                  Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE BOX "APPLIED FOR TIN" IN PART I OF SUBSTITUTE FORM W-9 CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

A. TIN -- The Taxpayer Identification Number for most individuals is their social security number. Refer to the following chart to determine the appropriate number:

------------------------------------------------------------
                                         EMPLOYER
   GIVE THE SOCIAL SECURITY OR FOR THIS  IDENTIFICATION
                       TYPE OF ACCOUNT:  NUMBER OF:
------------------------------------------------------------

 1.  Individual                          The individual
 2.  Two or more individuals (joint      The actual owner of
     account)                            the account or, if
                                         combined funds, the
                                         first individual on
                                         the account(1)
 3.  Custodian account of a minor        The minor(2)
     (Uniform Gift to Minors Act)
 4.  a. Revocable savings trust          The grantor-
        (grantor is also trustee)        trustee(1)
     b. So-called trust account that is  The actual owner(1)
        not a legal or valid trust
        under State law
 5.  Sole proprietorship                 The owner(3)
------------------------------------------------------------
------------------------------------------------------------
                                         EMPLOYER
   GIVE THE SOCIAL SECURITY OR FOR THIS  IDENTIFICATION
                       TYPE OF ACCOUNT:  NUMBER OF:
------------------------------------------------------------

 6.  A valid trust, estate or pension    Legal entity(4)
     trust
 7.  Corporate                           The corporation
 8.  Association, club, religious,       The organization
     charitable, educational or other
     tax exempt organization
 9.  Partnership                         The partnership
10.  A broker or registered nominee      The broker or
                                         nominee
11.  Account with the Department of      The public entity
     Agriculture
------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's name and social security number.

(3) Show the individual's name. You may also enter your business name or "doing business as" name. You may use either your Social Security number or your employer identification number.

(4) List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

B. EXEMPT PAYEES -- The following lists exempt payees. If you are exempt, you must nonetheless complete the form and provide your TIN in order to establish that you are exempt. Check the box in Part II of the form, sign and date the form.

For this purpose, Exempt Payees include: (1) a corporation; (2) an organization exempt from tax under section 501(a), or an individual retirement plan (IRA) or a custodial account under section 403(b)(7); (3) the United States or any of its agencies or instrumentalities; (4) a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities; (5) a foreign government or any of its political subdivisions, agencies or instrumentalities; (6) an international organization or any of its agencies or instrumentalities; (7) a foreign central bank of issue; (8) a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.; (9) a real estate investment trust; (10) an entity or person registered at all times during the tax year under the Investment Company Act of 1940; (11) a common trust fund operated by a bank under section 584(a); and (12) a financial institution.

C. OBTAINING A NUMBER -- If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, application for a Social Security Number, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

D. PRIVACY ACT NOTICE -- Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes.

Payers must be given the numbers whether or not payees are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number. Certain penalties may also apply.

E.  PENALTIES --

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Failure to Report Certain Dividend and Interest Payments. If you fail to include any portion of an includable payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) Criminal Penalty for Falsifying Information. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.